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                             ING SENIOR INCOME FUND

                      Supplement Dated June 1, 2004 to the

    ING Senior Income Fund Classes A, B, C and Q Prospectus dated July 1, 2003

Effective June 1, 2004 the last paragraph in the section entitled "Shareholder Guide - Choosing a Share Class - ING Purchase Options" is deleted and replaced by the following:

      When choosing between classes, you should carefully consider:

            -     How long you plan to hold the Fund;

            -     The size of your investment;

            - The expenses you'll pay for each class, including ongoing annual expenses along with the initial sales charge or the EWC; and

            -     Whether you qualify for any sales charge discounts.

      The relative impact of the initial sales charge and ongoing annual expenses will depend on the length of time a share is held. Higher distribution fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares. Orders for Class B shares in excess of $100,000 will be declined.

      If you invest through omnibus account arrangements with financial intermediaries, note that the Fund generally is not able to identify an individual investor's trading activities. Therefore, the Fund would not be able to detect whether a shareholder's investment in Class B shares exceeded $100,000. When investing through such arrangements, you should be diligent in determining that you have selected the correct share class for you.

      You also should take care to assure that you are receiving any sales charge reductions or other benefits to which you may be entitled. As an example, as is discussed below, you may be able to reduce a Class A sales charge payable by aggregating purchases to achieve breakpoint discounts. In addition, the Statement of Additional Information, which is available without charge upon request, discusses specific classes of investors who may be eligible for a reduced sales charge. Please review the disclosure about all of the available Fund classes carefully. Before investing, you should discuss which class of shares is right for you with your investment professional.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE